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                                                                    EXHIBIT 10.3



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                             HYDROGENICS CORPORATION

                                STOCK OPTION PLAN


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                             HYDROGENICS CORPORATION

                                STOCK OPTION PLAN

                                    ARTICLE 1
                                     PURPOSE

1.1      PURPOSE

The purpose of this Plan is to assist Hydrogenics Corporation and its affiliates in attracting, retaining and motivating key employees, directors and consultants by granting to them options to purchase common shares in its capital.

                                    ARTICLE 2
                                 INTERPRETATION

2.1      DEFINITIONS

When used herein, unless the context otherwise requires, the following terms have the following meanings, respectively:

         "ACCELERATION EVENT" means any of the following events:

         (a) a reorganization, merger, amalgamation, consolidation, sale of securities or other transaction involving the Company or its securities, which, upon completion, results in the Company ceasing to maintain its separate legal existence, or which results in a Person, or a group of Persons acting jointly and in concert, other than the Founders, acquiring the ability to effectively control and direct the affairs of the Company;

         (b) the dissolution or liquidation of the Company (other than in connection with the distribution of the assets of the Company to one or more Persons which were affiliates immediately prior to the completion of such transfer); or

         (c) the sale of all or substantially all of the Company's assets to a Person (other than a sale to a Person that was an affiliate of the Company immediately prior to the completion of such sale).

         "AFFILIATE", "ASSOCIATE" and "JOINTLY AND IN CONCERT" have the respective meanings set forth in the Securities Act (Ontario), as amended from time;

         "BOARD" means the board of directors of the Company as constituted from time to time;

         "COMMITTEE" has the meaning specified in Section 3.2 hereof;

         "COMPANY" means Hydrogenics Corporation;

         "CONSULTANT" has the meaning ascribed to it in Rule 45-503 made under the Securities Act (Ontario), as the same may be amended from time to time;
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         "DATE OF GRANT" means, for any Option, the date upon which the Option is granted;

         "DISABLED" means:

         (a)      with respect to an Employee, a natural Person who,

                  (i)      for any consecutive twelve month period; or

                  (ii) for any twelve months in any consecutive fifteen month period,

                  is unable by reason of illness to devote substantially all his or her working time to the business or affairs of the Company or of an affiliate of the Company;

         (b) with respect to an Employee, Director or Consultant, a natural Person who is declared mentally incompetent or incapable of managing his or her affairs by a court of competent jurisdiction in Canada or, if no application is brought for such a declaration, who is certified by statutory declaration of two duly qualified medical practitioners to be mentally incompetent; or

         (c) with respect to an Employee, Director or Consultant, a natural Person who is otherwise determined in the discretion of the Board to be permanently and totally disabled.

         "DIRECTOR" means a member of the Board or a member of the board of directors of an affiliate of the Company;

         "EMPLOYEE" means a natural Person who:

         (a) is considered a full-time or part-time employee of the Company or of an affiliate of the Company; or

         (b) who is a full-time or a part-time dependent contractor of the Company or of an affiliate of the Company providing services normally provided by an employee thereof and is subject to the same control and direction by the Company or by an affiliate of the Company over the detail and methods of work as an employee thereof;

         "EXERCISE PERIOD" means the period of time during which an Option granted under this Plan may be exercised (provided, that the Exercise Period may not exceed 10 years from the relevant Date of Grant);

         "EXERCISE NOTICE" means a notice in writing substantially in the form set out in Schedule "A" hereto signed by an Optionee and stating the Optionee's intention to exercise a particular Option;

         "EXERCISE PRICE" has the meaning specified in Section 4.2 hereof;
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         "FAIR MARKET VALUE OF A SHARE" means the fair market value per Share as determined by reference to the closing price of the Shares on The Toronto Stock Exchange on the last trading day preceding the Date of Grant;

         "FOUNDER" means Pierre Rivard, Joe Cargnelli and Boyd Taylor and their respective affiliates;

         "INSIDER" means a Person who is:

         (a) an insider of the Company for the purpose of the Securities Act (Ontario) as amended from time to time, other than a Person who falls within that definition solely by virtue of being a director or senior officer of a subsidiary of the Company; and

         (b) an associate of any Person who is an insider of the Company by virtue of clause (a) of this definition;

         "OFFICER" means an officer of the Company or of an affiliate of the Company;

         "OPTION" means a right granted under this Plan to purchase Shares;

         "OPTIONEE" means a Person who has been granted one or more Options;

         "OPTION AGREEMENT" means a signed, written agreement between an Optionee and the Company, substantially in the form attached as Schedule "B" hereto, subject to any amendments or additions thereto as may, in the discretion of the Board, be necessary or advisable, evidencing the terms and conditions on which an Option has been granted under this Plan;

         "OTHER COMPENSATION ARRANGEMENT" has the meaning specified in Section
         3.4 hereof;

         "OUTSTANDING ISSUE" has the meaning specified in Section 3.4 hereof;

         "PERSON" means any individual, sole proprietorship, partnership, unincorporated association, unincorporated syndicate, unincorporated organization, trust, body corporate, and a natural person in such person's capacity as trustee, executor, administrator or other legal representative;

         "PLAN" means this Hydrogenics Corporation Stock Option Plan;

         "RETIREMENT" means:

         (a) with respect to an Employee, retirement from active employment with the Company or with an affiliate of the Company in accordance with the Company's retirement policies or, for purposes of this Plan, with the consent of the Board, on such terms as the Board may specify; and

         (b) with respect to a Director or Consultant, a Person who the Board determines in its discredtion has retired from such office or position;
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         "SHAREHOLDERS AGREEMENT" means the amended and restated unanimous shareholders' agreement dated January 24, 2000, among the Company and all of its shareholders, as such agreement may be amended, supplemented, restated or replaced;

         "SHARES" means the common shares of the Company; and

         "TERMINATION DATE" means the later of:

         (a) the date that is the last day of any statutory notice period applicable to the Optionee pursuant to applicable employment standards legislation, and

         (b) the date that is designated by the Company or by an affiliate of the Company, as the case may be, as the last day of the Optionee's employment or term as a Director or Consultant with the Company or with an affiliate of the Company, as the case may be.

         For greater certainty "Termination Date" does not mean the date on which any period of reasonable notice required by law to be provided to the Optionee, would expire.

2.2      INTERPRETATION

         (a) Whenever the Board is to exercise discretion in the administration of the terms and conditions of this Plan or any Option, the term "discretion" means the "sole and absolute discretion" of the Board.

         (b) As used herein, the terms "Article", "Section" and "Subsection" mean and refer to the specified Article, Section and Subsection of this Plan, respectively.

         (c) Words importing the singular include the plural and vice versa and words importing any gender include any other gender.

         (d) Titles and headings of articles and sections of this Plan are for convenience of reference only and shall not affect the construction of any provision of this Plan.

         (e) Where the words "including" or "includes" appear in this Plan, they mean "including (or includes) without limitation".

                                    ARTICLE 3
                                 ADMINISTRATION

3.1      ADMINISTRATION AND INTERPRETATION

This Plan will be administered by the Board and the Board has sole and complete authority, in its discretion, to interpret the provisions of this Plan. In administering and interpreting the Plan, the Board may adopt, amend and rescind administrative guidelines and other rules and regulations relating to this Plan and make all other determinations and take all other actions necessary or advisable for the implementation and administration of this Plan which the Board determines, in its discretion, are necessary or advisable. The Board's determinations and actions within its authority under this Plan are final, conclusive and binding on the Company, its affiliates and all other Persons.
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3.2      DELEGATION TO COMMITTEE AND DAY TO DAY ADMINISTRATION

To the extent permitted by applicable law,

         (a) the Board may, from time to time, delegate to a committee of the Board (the "Committee") all or any of the powers conferred on the Board under the Plan. In such event, the Committee will exercise the powers delegated to it by the Board in the manner and on the terms authorized by the Board. Any decisions made or actions taken by the Committee arising out of or in connection with the administration or interpretation of this Plan within its authority under this Plan, are final, conclusive and binding on the Company, its affiliates and all other Persons.

         (b) the day-to-day administration of this Plan may be delegated to such officers and employees of the Company as the Board determines.

3.3      ELIGIBILITY

         (a)      Participation in the Plan shall be entirely voluntary.

         (b) All Employees and Directors are eligible to participate in this Plan, subject to Sections 6.1 and 6.2. In addition, and subject to applicable laws (including securities laws), the Board shall determine in its discretion which Consultants may be eligible to participate in this Plan. Further, the eligibility of those Consultants invited by the Board to participate in Plan shall be subject to Sections 6.1 and 6.2.

         (c) Eligibility to participate in the Plan does not confer upon any Person any right to be granted Options pursuant to this Plan. In addition, no Optionee has any claim or right to be granted an Option (including, without limitation, an Option granted in substitution for any Option that has expired pursuant to the terms of this Plan).

3.4      TOTAL SHARES SUBJECT TO OPTIONS

The grant of Options under the Plan is subject to the following limitations:

         (a) The number of Shares reserved for issuance under the Plan, together with Shares issuable under all other established or proposed share compensation arrangements of the Company ("Other Compensation Arrangement"), may not exceed 4,641,000 Shares.

         (b) No more than 10% of the Shares outstanding immediately prior to the issuance in question, less Shares issued pursuant to the exercise of Options under the Plan or under any Other Compensation Arrangements during the preceding year (the number of Shares outstanding immediately prior to the issuance in question less Shares issued pursuant to Other Compensation Arrangements in the previous year is referred to as the "Outstanding Issue") may be issued under the Plan or pursuant to Other Compensation Arrangements in any one (1) year period.
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         (c)      The number of Shares reserved for issuance to any one Person pursuant to options to purchase Shares granted by the Company pursuant to the Plan or pursuant to Other Compensation Arrangements cannot exceed 5% of the outstanding Shares.

         (d) The aggregate number of Shares reserved for issuance pursuant to options granted to Insiders under the Plan or under Other Compensation Arrangements shall not exceed 10% of the Outstanding Issue.

         (e) Insiders shall not in the aggregate be issued, within any one year period, a number of Shares which exceeds 10% of the Outstanding Issue.

         (f) No Insider (together with such Insider's Associates) shall be issued, within any one year period, a number of Shares which exceeds 5% of the Outstanding Issue.

An Option shall not be granted if it would have the effect of causing any of the limitations set forth in this Section 3.4 to be breached. However, if, for any reason, any Shares subject to issuance on the exercise of Options granted under this Plan are not issued, or are re-acquired by the Company, for reasons including, but not limited to, a termination, expiration or cancellation (with the consent of the Optionee) of an Option, such Shares will again become available for grant under this Plan.

3.5      OPTION AGREEMENTS

All grants of Options under this Plan will be evidenced by Option Agreements. Any one of the President or Treasurer of the Company is authorized and empowered to execute on behalf of the Company and deliver an Option Agreement to an Optionee.

3.6      NON-TRANSFERABILITY

Except as expressly authorized under the Plan:

         (a) any Options granted under this Plan may only be exercised during the lifetime of the Optionee by such Optionee personally; and

         (b) no assignment or transfer of Options, whether voluntary, involuntary, by operation of law or otherwise, vests any interest or right in such Options whatsoever in any assignee or transferee and, immediately upon any assignment or transfer or attempt to assign or transfer, such Options will terminate and be of no further force or effect.

                                   ARTICLE 4
                                GRANT OF OPTIONS

4.1      GRANT OF OPTIONS

The Board may, from time to time, subject to the provisions of this Plan and such other terms and conditions as the Board may prescribe, grant Options to any Employee or Director. Subject to ensuring compliance with applicable laws, the provisions of this Plan and such other terms and conditions as the Board may prescribe, the Board may also, from time to time, grant Options to Consultants,
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4.2      EXERCISE PRICE

The purchase price per Share of Shares purchasable under any Option (the "EXERCISE PRICE") will be as determined by the Board; however, in no event shall the Exercise Price shall be less than the Fair Market Value of the Shares.

4.3      TERM OF OPTIONS

Subject to any accelerated termination as set forth in this Plan, each Option, expires on the tenth anniversary of its Date of Grant unless an earlier date is specified by the Board.

4.4      VESTING

Unless otherwise specified in the Optionee's Option Agreement and subject to Articles 6 and 7, Options will vest as to one third of the Option on each of the first, second and third anniversaries of the Date of Grant.

4.5      PAYMENT OF EXERCISE PRICE

Subject to the provisions of this Plan and any Option Agreement, Options may be exercised by delivery of a fully completed Exercise Notice to the Treasurer of the Company accompanied by payment in full of the applicable Exercise Price. The Exercise Price may be paid by certified cheque, bank draft or money order payable to the Company.

4.6      ISSUE OF SHARES

No Shares will be issued or transferred until full payment of the Exercise Price therefor has been received by the Company and all conditions to the issue of the Shares have been met. As soon as practicable after receipt of any Exercise Notice and full payment of the Exercise Price and the satisfaction of all conditions to the issue of the Shares, the Company will deliver to the Optionee a certificate or certificates representing the acquired Shares.

                                   ARTICLE 5
                   CONDITIONS TO GRANT AND EXERCISE OF OPTIONS

5.1      CONDITIONS TO GRANT OF OPTIONS

This Plan and the grant of any Option hereunder to any Person is subject to compliance with all applicable laws.

5.2      CONDITIONS TO DELIVERY OF SHARES

The Company's obligation to issue and deliver Shares upon the due exercise of any Option is subject to:

         (a) the satisfaction of all requirements under applicable laws in respect thereof and obtaining all approvals as the Company shall determine to be necessary or advisable in connection with the authorization, issuance or sale thereof, including shareholder approval, if required;
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         (b)      the listing of such Shares on any stock exchange or quotation market in Canada or the United States on which Shares may then be listed or quoted, and compliance with the requirements of such stock exchanges or quotation markets; and

         (c) the registration or qualification of such Shares for distribution to the public in accordance with applicable securities laws, on terms and conditions acceptable to the Company as the Company may deem necessary or desirable.

5.3      SHAREHOLDERS AGREEMENT

For so long as the Shareholders Agreement remains in effect, each Optionee must, at the time of exercising an Option, sign and deliver a counterpart and acknowledgement to the Shareholders Agreement (if such Optionee is not already a party thereto) in the form attached as Schedule C hereto. Each Optionee acknowledges that until the Shareholders Agreement is terminated in accordance with its terms, the Shares issuable upon the exercise of an Option will be subject to the terms of the Shareholders Agreement, including the restrictions on transfers of Shares contained therein.

5.4      TAXES AND WITHHOLDINGS

If at any time the Company determines in its discretion that the satisfaction of taxes, including withholding tax, or other withholding liabilities is necessary or desirable in respect of the exercise of any Option, such exercise is not effective unless such taxes have been paid or withholdings made to the satisfaction of the Company. In such circumstances, the Company may require an Optionee to pay to the Company, in addition to and in the same manner as the Exercise Price for the Shares, such amount as the Company is obliged to remit to the relevant taxing authority in respect of the exercise of the Option. Any such additional payment is due no later than the date as of which any amount with respect to the Option exercised first becomes includable in the gross income of the Optionee for tax purposes.

5.5      EXECUTION OF DOCUMENTS BY OPTIONEE

In connection with any grant or exercise of Options, the Optionee will, when requested to do so by the Company, sign and deliver all such documents relating to the granting or exercise of Options deemed necessary or desirable by the Company.

                                   ARTICLE 6
                            TERMINATION OF EMPLOYMENT

6.1      TERMINATION OF EMPLOYMENT OR SERVICES

         (a) Where an Optionee's employment or term as a Director or Consultant ceases by reason of the Optionee's death or Retirement or because the Optionee is determined to be Disabled, then the provisions of Section 6.2 will apply.

         (b) Where an Optionee's employment or term as a Director or Consultant is terminated:
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                  (i)      without cause (whether such termination occurs with
                           or without any or adequate reasonable notice, or with or without any or adequate compensation in lieu of such reasonable notice); or

                  (ii)     by the voluntarily resignation by the Optionee,

                  then any Options held by the Optionee that are exercisable at the Termination Date continue to be exercisable by the Optionee until the earlier of:

                           (A)      the date that is 90 days from the
                                    Termination Date; and

                           (B) the date on which the Exercise Period of the particular Option expires.

                  Any Options held by the Optionee that are not exercisable at the Termination Date immediately expire and are cancelled on the Termination Date.

         (c) Where an Optionee's employment or term as a Director or Consultant is terminated for cause, then any Options held by the Optionee, whether or not such Options are exercisable at the Termination Date, immediately expire and are cancelled on the Termination Date.

         (d) Notwithstanding the foregoing, Options will not be affected by a termination of an Optionee's employment or term as a Director or Consultant with the Company or with an affiliate so long as the Optionee continues to be an Employee, Director or Consultant.

6.2      RETIREMENT, DEATH OR DISABILITY OF OPTIONEE

If any Optionee dies or becomes Disabled while an Employee, Director or Consultant, or if the Optionee's employment or term as a Director or Consultant terminates due to Retirement, the executor or administrator of the Optionee's estate or the Optionee, as the case may be, may exercise any Options of the Optionee to the extent that the Options were exercisable at the date of the Optionee's death or Retirement, or the day on which it is determined that the Optionee is Disabled, and the right to exercise the Options terminates on the earlier of:

         (a)      the date that is 180 days from such date; and

         (b) the date on which the Exercise Period of the particular Option expires.

Any Options held by the Optionee that were not exercisable at the date of the Optionee's death or Retirement or the day on which it is determined that the Optionee is Disabled, immediately expire and are cancelled on such date.

6.3      DISCRETION TO PERMIT EXERCISE

Notwithstanding the provisions of Sections 6.1 and 6.2, but subject to applicable securities laws, the Board may, in its discretion, at any time prior to or following the events contemplated in such sections, permit the exercise of any or all Options held by the Optionee or by the Optionee's estate, as the case may be, in the manner and on the terms authorized by the Board in its
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discretion, provided that the Board will not, in any case, authorize the exercise of an Option pursuant to this Section beyond the expiration of the Exercise Period of the particular Option.

                                    ARTICLE 7
                                   ADJUSTMENTS

7.1      GENERAL

The provisions contained in this Plan and any Option Agreement and the existence of any Options shall not affect in any way the right or power of the Company or its shareholders or affiliates to take, make, authorize, determine or cause to be taken, made, authorized or determined any corporate action or proceeding, including any adjustment, recapitalization, reorganization or any other change in the Company's capital structure or its business, or any acquisition, disposition, amalgamation, combination, merger or consolidation, or the creation or issuance of any bonds, debentures, Shares or other securities of the Company or of an affiliate thereof or the determination of the rights and conditions attaching thereto, or the dissolution or liquidation of the Company or of any of its affiliates or any sale or transfer of all or any part of their respective assets or businesses, whether or not any such corporate action or proceeding would have an adverse effect on this Plan or any Option granted hereunder.

7.2      REORGANIZATION OF COMPANY'S CAPITAL

Should the Company effect a subdivision or consolidation of Shares or any similar capital reorganization or a payment of a stock dividend (other than a stock dividend that is in lieu of a cash dividend), or should any other change be made in the capitalization of the Company that, in the opinion of the Board, would warrant the replacement of any existing Options in order to adjust:

         (a) the number of Shares that may be acquired on the exercise of any outstanding Options; or

         (b)      the Exercise Price of any outstanding Options,

in order to preserve proportionately the rights and obligations of the Optionees, the Board will authorize such steps to be taken as may be equitable and appropriate to that end.

7.3      OTHER EVENTS AFFECTING THE COMPANY

In the event of an amalgamation, combination, or other reorganization involving the Company, by exchange of Shares, by sale or lease of assets, or otherwise, that, in the opinion of the Board, warrants the replacement of any existing Options in order to adjust:

         (a) the number of Shares that may be acquired on the exercise of any outstanding Options; or

         (b)      the Exercise Price of any outstanding Options,

in order to preserve proportionately the rights and obligations of the Optionees, the Board will authorize such steps to be taken as may be equitable and appropriate to that end.
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7.4      IMMEDIATE EXERCISE OF AWARDS

Where the Board determines that the steps provided in Sections 7.2 and 7.3 would not preserve proportionately the rights and obligations of the Optionees in the circumstances or the Board otherwise determines that it is appropriate, the Board may permit the vesting and exercise, effective no later than the Business Day immediately prior to the date on which the event referenced in Section 7.2 or Section 7.3, as applicable, is consummated, of any outstanding Options that are not then otherwise exercisable.

7.5      ACCELERATED EXPIRY

In the case of an Acceleration Event, the Board may accelerate the expiry of Options granted under this Plan to the Business Day immediately following the date on which such Acceleration Event is consummated provided that:

         (a) the Board accelerates the vesting of the Options effective not earlier than one Business Day immediately prior to the date on which the Acceleration Event is consummated; and

         (b) the Company gives notice of such accelerated vesting and expiry to all Optionees not later than ten Business Days prior to the date of consummation of the Acceleration Event.

7.6      ISSUE BY COMPANY OF ADDITIONAL SHARES

Except as expressly provided in this Article 7, neither the issue by the Company of shares of any class or securities convertible into or exchangeable for shares of any class, nor the conversion or exchange of such shares or securities, affects, and no adjustment by reason thereof is to be made with respect to: (a) the number of Shares that may be acquired on the exercise of any outstanding Options; or (b) the Exercise Price of any outstanding Options.

7.7      FRACTIONS

No fractional Shares will be issued on the exercise of an Option. Accordingly, if as a result of any adjustment to either the Exercise Price or the number of Shares issuable on exercise is made pursuant to Sections 7.2 or 7.3 an Optionee would become entitled to receive a fractional Share on exercise of an Option, the Optionee has the right to acquire only the adjusted number of full Shares and no payment or other adjustment will be made with respect to the fractional Shares so disregarded.

                                    ARTICLE 8
                               PURCHASE OF OPTIONS

8.1      PURCHASE OF OPTIONS BY COMPANY

The parties agree that at any time (and from time to time) prior to the completion of any transaction which results in the Company becoming a "reporting issuer", or its equivalent, under Canadian or US securities laws, the terms of the Options provide the Company (or its designee) with an irrevocable right and option to purchase from the Optionee all or any portion of the Options held by the Optionee (or the Optionee's legal representative) under this Plan for a
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purchase price equal to the fair value of such Options as determined by the
Board. The Company (or its designee) may exercise such right by delivering to the Optionee a notice specifying the date for closing of such purchase and the fair value of a Share as determined by the Board. The price payable by the Company (or its designee) for Options acquired pursuant to this Section 8.1 shall be the amount, if any, by which the fair value of a Share, as determined by the Board, exceeds the Exercise Price per Share of such Option, multiplied by the number of Shares issuable upon exercise. The Company may without the consent of the Optionee assign its right to purchase an Optionee's Options.

8.2      PROCEDURES FOR PURCHASES BY THE COMPANY

         (a) The Company may pay for any Options acquired in accordance with the procedures set out under this Article 8 in equal monthly instalments over a period to be determined by the Board provided that any such period shall not exceed three years.

         (b) The purchase shall be completed at the Company's registered office on the date specified for closing. At such time the Optionee shall transfer to the Company good title to the Options being transferred free and clear of all liens, charges and encumbrances together with all documents evidencing such Options. The Company shall deliver to the Optionee certified cheques in full payment of the purchase price payable for the Options being purchased.

         (c) If, at the time of closing, a Optionee fails to complete a purchase and sale undertaken in accordance with this Article 8, the Company shall have the right, without prejudice to any other rights which it may have, upon payment of that part of the purchase price payable to the Optionee at the time of closing to the credit of the Optionee in the main branch of the Company's bank, to execute and deliver, on behalf of and in the name of the Optionee, such deeds, transfers, share certificates, agreements or other documents that may be necessary to complete the subject transaction, and the Optionee, through execution of the Option Agreement, irrevocably appoints any Director or Officer as its attorney-in-fact to complete, on its behalf, any sale pursuant to this Article 8. Such appointment and power of attorney, being coupled with an interest, shall not be revoked by the insolvency or bankruptcy of the Optionee and the Optionee hereby ratifies and confirms and shall ratify and confirm all that may be done by virtue of such appointment and power.

                                    ARTICLE 9
                            MISCELLANEOUS PROVISIONS

9.1      LEGAL REQUIREMENT

The Company is not obligated to grant any Options, issue any Shares or other securities, make any payments or take any other action if, in the opinion of the Board, in its discretion, such action would constitute a violation by an Optionee or the Company of any provision of any applicable statutory or regulatory requirement of any government or governmental authority.
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9.2      OPTIONEE'S ENTITLEMENT

Except as otherwise provided in this Plan, Options previously granted under this Plan, whether or not then exercisable, are not affected by any change in the relationship between or ownership of the Company and an affiliate. For greater certainty, all Options remain valid and exercisable in accordance with the terms and conditions of this Plan and are not affected by reason only that, at any time following the Date of Grant, an affiliate of the Company ceases to be an affiliate.

9.3      RIGHTS OF OPTIONEE

The granting of any Option is not to be construed as giving an Optionee a right to remain in the employ of the Company or of an affiliate of the Company nor to continue to serve as a Director or Consultant. No Optionee has any rights as a shareholder of the Company in respect of Shares issuable on the exercise of rights to acquire Shares under any Option until the allotment and issuance to the Optionee of certificates representing such Shares in accordance with this Plan.

9.4      AMENDMENT OR DISCONTINUANCE

Subject to applicable laws and the requirements of any stock exchange or quotation system on which equity securities of the Company are listed or quoted:

         (a) The Board may, without notice, at any time or from time to time, prospectively and/or retroactively, amend, suspend or terminate this Plan, any provisions hereof or any Option in such respects as it, in its discretion, may determine appropriate. No such amendment, suspension or termination of this Plan or any Option which alters or impairs any rights or obligations arising from any Option previously granted to an Optionee under this Plan may be made without the consent of the Optionee or the representatives of his or her estate, as applicable.

         (b) With the consent of the Optionee, the Board may at any time cancel an existing Option in whole or in part and grant to the Optionee another Option for such number of Shares as the Board specifies.

Notwithstanding Subsection (a), the Board may at any time, prospectively and/or retroactively, amend this Plan or any Option for the purpose of satisfying any changes in applicable laws or regulations (including tax laws and securities laws) or for the purpose of complying with the requirements of any stock exchange or quotation market on which the Shares or other equity securities of the Company are then listed or quoted or proposed to be listed or quoted.

9.5      INDEMNIFICATION

The members of the Board will at all times be indemnified and saved harmless by the Company from and against all costs, charges and expenses whatsoever, including any income tax liability arising from any such indemnification, that such Persons may sustain or incur by reason of any action, suit or proceeding taken or threatened against them, otherwise than by the Company, for or in respect of any act done or omitted by the Board in respect of this Plan, such costs, charges and expenses to include any amount paid to settle such action, suit or proceeding or in satisfaction of any judgement rendered therein.

9.6      SEVERABILITY

If any provision of this Plan or any Option Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

9.7      EFFECTIVE DATE

This Plan becomes effective on a date to be determined by the Board.

9.8      GOVERNING LAW

This Plan is created under and is to be governed, construed and administered in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

                 [END OF PLAN TEXT - NEXT PAGE IS SCHEDULE "A"]

                                  SCHEDULE "A"
                              OPTION EXERCISE FORM



I, -, hereby exercise the option to purchase - Shares of Hydrogenics Corporation (the "Company") at a purchase price of $- per Share. This Exercise Notice is delivered in respect of the option to purchase - Shares of the Company that was granted to me on - pursuant to the Option Agreement entered into between the Company and me. In connection with the foregoing, I enclose a certified cheque, bank draft or money order payable to the Company in the amount of $- in full payment for the Shares to be received upon exercise of the Option.




                                              __________________________________
Date: ______________________                  Optionee's Signature

                                  SCHEDULE "B"

                             HYDROGENICS CORPORATION

                                OPTION AGREEMENT

HYDROGENICS CORPORATION (the "COMPANY"), hereby grants to the Optionee named below (the "OPTIONEE"), an option (the "OPTION") to purchase, in accordance with and subject to the terms, conditions and restrictions of this Agreement together with the provisions of the Stock Option Plan (the "PLAN") of the Company, the number and class of shares of the Company at the price per share set forth below:

Name of Optionee: ______________________________________________________________

Date of Grant: _________________________________________________________________

Class and Number of Shares subject to Option (the "Shares"): ___________________

Exercise Price: ________________________________________________________________

1. The terms and conditions of the Plan are hereby incorporated herein by reference as terms and conditions of this Agreement and all capitalized terms used herein shall, unless expressly defined herein in a different manner, have the meanings ascribed thereto in the Plan. The Optionee acknowledges that the Optionee has received, read and understands the Plan.

2. Subject to section 4.4 of the Plan, and unless otherwise determined by the Board at the time of granting an Option, each Option shall be exercisable in the instalments set forth in section 4.4 of the Plan.

3. In no event shall the Option granted hereunder be exercisable after the expiration of the relevant Exercise Period.

4. Each notice relating to the Option, including the exercise thereof, shall be in writing. All notices to the Company shall be delivered personally or by prepaid registered mail and shall be addressed to:
         Hydrogenics Corporation, 5985 McLaughlin Road, Mississauga, Ontario L5Y 1B8, Attention: Treasurer. All notices to the Optionee shall be addressed to the principal address of the Optionee on file with the Company. Either the Company or the Optionee may designate a different address by written notice to the other. Such notices shall be deemed to be received, if delivered personally, on the date of delivery, and if sent by prepaid, registered mail, on the fifth (5th) business day following the date of mailing. Any notice given by either the Optionee or the Company shall not be binding on the recipient thereof until received.

5. When the issuance of Shares on the exercise of the Option may, in the opinion of the Company, conflict or be inconsistent with any applicable law or regulation of any governmental agency having jurisdiction, the Company reserves the right to refuse to issue such Shares for so long as such conflict or inconsistency remains outstanding.

6. Except as expressly provided in the Plan, during the lifetime of the Optionee, the Option granted pursuant to this Agreement may only be exercised by the Optionee personally and no assignment or transfer of the Option, whether voluntary, involuntary, by operation of law or otherwise, shall vest any interest or right in such Option whatsoever in any assignee or transferee, and immediately upon any assignment or transfer or any attempt to make the same, the Option granted hereunder shall terminate and be of no further force or effect.

7.       The Optionee hereby acknowledges and agrees that:

         (a) any rule, regulation or determination, including the interpretation by the Board of the Plan, the Option granted hereunder and the exercise thereof, shall be final and conclusive for all purposes and binding on all Persons including the Company and the Optionee;

         (b) the grant of the Option shall not affect in any way the right of the Company or any affiliate of the Company to terminate the employment of the Optionee or the Optionee's term as a Director or Consultant; and

         (c) the Optionee has been advised to seek independent legal advice in connection with his or her participation in the Plan and the entering into of this Agreement and has been given every opportunity to do so.

8. This Agreement has been made in and shall be construed under and in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.



                                                    HYDROGENICS CORPORATION



                                                    Per:
                                                    ____________________________
                                                    Name:
                                                    Title:

SIGNED, SEALED AND DELIVERED
In the presence of:



____________________________                        ___________________________
       Witness                                            Name of Optionee

\


                                   SCHEDULE C

                             HYDROGENICS CORPORATION
            COUNTERPART AND ACKNOWLEDGEMENT TO SHAREHOLDERS AGREEMENT

            TO       HYDROGENICS CORPORATION
                     and each Shareholder
            RE: The Shareholders Agreement dated January 24, 2000, as amended, (the "Shareholders Agreement") among each of the companies or individuals which has signed a counterpart and acknowledgement or which otherwise agrees to be bound by the terms of the agreement as a shareholder (the "Shareholders") and Hydrogenics Corporation (the "Company")

            The undersigned hereby:

            1. acknowledges that the undersigned has received and reviewed a copy of the Shareholders Agreement and understands its contents; and

            2. agrees to be bound by the terms of the Shareholders Agreement as a party to the Shareholders Agreement and as a shareholder of the Company, and shall be entitled to all benefits and obligations of a Shareholder pursuant to the Shareholders Agreement, as fully and effectively as though the undersigned had executed an original copy of the Shareholders Agreement together with the other parties to the Shareholders Agreement.

            Dated this ________________ day of _________, ________________.



SIGNED, SEALED AND DELIVERED
In the presence of:



___________________________                          ___________________________
         Witness                                                Name